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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

ALTO GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53592	27-0686507
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

715 13th Street NE Wenatchee, Washington	98802
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 884-2218

11650 South State Street, Suite 240, Draper, Utah 84020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2012, holders of a majority of the voting interests of the Company dismissed Robert Howie as a member of the Board of Directors. Mr. Howie had served on the Board of Directors since November 9, 2009.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 20, 2012, holders of a majority of the voting securities of the Company dismissed Robert Howie from the Company’s Board of Directors as described in Item 5.02 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alto Group Holdings, Inc.

	By:	/s/ Douglas McFarland
Date: March 20, 2012		Douglas McFarland Chief Executive Officer